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                                                                   EXHIBIT 10.06

                                     LEASE

        This lease is made and entered into this 19 day of November, 1996, between Sheridan Realty Partners, L.P. ("Landlord"), and Abacus Direct, ("Tenant"). Trade Name: Abacus Direct.

PREMISES.

        1.1 Landlord leases to Tenant approximately 27,218 square feet of net rentable floor space on the 1st, 2nd and 3rd floors of Sheridan Park One (the "Building"), 8774 Yates Drive, Westminister, CO 80030 be known as Suite Nos. 100, 200, 210 and 310 (the "Premises") as marked on Exhibit "A-1", to be used for general offices and for no other purpose, on the terms and conditions set forth herein. The Premises are more particularly described in Exhibit "A" attached hereto.

TERM.

        2.1 The term of this Lease shall be for three (3) years and zero (0) months commencing on the 1st day of October, 1996, or such other date set forth in Article 9 herein, and shall end on the 30th day of September, 1999 unless sooner terminated pursuant to any of the provisions of this Lease. Landlord and Tenant agree to execute a written addendum setting forth the commencement date and termination date if different than set forth above.

BASE RENT.

        3.1 Tenant agrees to pay to Landlord at the principal office of Landlord, or to such other place or party as may be designated from time to time by Landlord, as Base Rent for the Premises, without setoff, abatement or deduction, and without demand, the total sum of $1,006,011.09 payable in advance in equal monthly installments as follows:

             Year 1:    10/1/96-12/31/96        $19,029.55/mo.
                        1/1/97-3/31/97          $24,610.10/mo.
                        4/1/97-9/30/97          $26,379.65/mo.

             Year 2:    10/1/97-9/30/98         $29,490.76/mo.

             Year 3:    10/1/98-1/31/99         $29,490.76/mo.
                        2/1/99-9/30/99          $30,620.26/mo.

LATE CHARGES.

        4.1 If Tenant fails to make any installment of Base Rent, Additional Rent or any sum due Landlord hereunder within five (5) days after such amount is due, then such late payments shall bear a late charge equal to five percent (5%) of the delinquent payment for the month or portion thereof after the date such payment was due. Such late charge shall be earned from the day after the due date to the date paid.

ADDITIONAL RENT.

        5.1 In addition to all other payments to Landlord by Tenant required hereunder, Tenant shall pay to Landlord in each year or portion thereof during the term of this lease, or any renewal or extension thereof, as Additional Rent, Tenant's Pro Rata Share of the amount by which the annual Operating Expenses, as defined in Article 6, exceeds the budgeted operating expenses for 1996 of $6.26 for 18,931 square feet and the actual operating expenses for 1997 for 8,287 square feet of net rentable area per year. (The "Expense Stop").

        5.2 The term, "Tenant's Pro Rate Share" means the ratio of the net rentable square feet of floor space of the Premises to the total net rentable square feet of floor space in the Building and is agreed to be seventy two point nine one percent (72.91%).

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        5.3  Landlord shall provide to Tenant a statement of Tenant's projected
Pro Rata Share of Operating Expenses at the beginning of each calendar year, and Tenant shall pay the entire amount due and owing in twelve (12) equal monthly installments together with the Base Rent payments, to Landlord at the following address:

                Attn:   Ms. Colleen Overocker
                        Sheridan Realty Partners, L.P.
                        1800 Glenarm Place, Suite 1200
                        Denver, CO 80202

In the event Tenant's Pro Rata Share of the actual Operating Expenses for such calendar year shall exceed the aggregate of the projected Operating Expenses installments actually collected by the Landlord from Tenant, Tenant shall pay to Landlord within thirty (30) days following Tenant's receipt of a statement, the amount of such excess. However, if Tenant's Pro Rata Share of the actual Operating Expenses for such calendar year is less than the aggregate of the projected Operating Expenses installments actually collected by Landlord from Tenant, Landlord shall pay to Tenant within thirty (30) days after Tenant's receipt of the statement, the amount of the overpayment of the projected Operating Expenses installments. If the expiration or termination of this Lease occurs other than on the last day of a calendar year, the amount to be paid by Tenant or reimbursed to Tenant hereunder shall be a pro rata amount based on the ratio of the number of days of the term of this lease in such last calendar year to 365 days.

        5.4 The obligation of Tenant for the payment of Base Rent and Additional Rent shall survive the termination of this Lease. Failure or delay of Landlord in connection with this paragraph shall not constitute a waiver or renunciation of its rights therein.

OPERATING EXPENSES.

        6.1 For the purpose of this Lease, Operating Expenses shall mean the total amounts incurred or paid by Landlord in connection with the ownership, management, maintenance, repair, replacement and operation of the Building. Such expenses shall include, but shall not be limited to: janitorial and cleaning contracts; cleaning supplies and equipment; all management costs; heating and air conditioning; electricity (other than additional electricity supplied to and paid by individual tenants); maintenance or repair of the exterior and interior of the Building including the roof and parking surface; insurance premiums; landscaping services; leasing or amortization of capital improvements made to the Building after the date of the execution of this Lease that reduce the operating or energy expenses, improve life safety or security systems, or are required under any governmental law or regulation that was not applicable at the time the Building was constructed, such cost to be amortized over such reasonable period as determined at Landlord's sole discretion, together with interest on the unamortized balance at a rate equal to twelve percent (12%) per annum at the time such capital improvement is put into service; and taxes. Taxes, for the purposes of this paragraph, shall mean: personal property taxes on property and equipment used in the operation and maintenance of the Building; all real estate taxes including state equalization factor, if any, payable (adjusted after protest or litigation, if any) for any part of the term of this Lease, exclusive of penalties or discounts, on the property; any taxes which shall be levied in lieu of any such taxes on the gross rentals of the Building; any special assessments against the Property which shall be required to be paid during the calendar year in respect to which taxes are being determined; and expense of contesting the amount or validity of any such taxes, charges, or assessments, including tax consultant fees, such expense to be applicable to the period of the item contested.

SECURITY FOR PERFORMANCE OF LEASE.

        7.1 On the date of the execution of this Lease, Tenant has deposited with Landlord the sum of Sixteen thousand six hundred eighty and 63/100's Dollars ($16,680.63), and will deposit with this Lease an additional Twelve thousand eight hundred ten and 13/100's Dollars ($12,810.13) for a total of Twenty nine thousand four hundred ninety and 76/100 Dollars ($29,490.76) as security for the full and faithful performance by Tenant of the Terms of this Lease. Landlord may use, apply, or retain the whole or any part of said security to the extent required for the payment of any rent as to which Tenant is in default, or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms of this Lease. Any sums so used or applied by Landlord from said security deposit shall immediately be repaid by Tenant to Landlord after notice. Upon termination of this Lease, Landlord shall return to Tenant within thirty (30) days the security deposit hereinabove provided for, less any sums used or applied upon any default and not reimbursed. In the event of a bona fide sale subject to this Lease, Landlord shall have the right to transfer the security deposit to the purchaser, and upon such transfer Landlord shall be released by tenant from all liability for the return of such security.

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        7.2  Intentionally omitted.

IMPROVEMENTS AND FINISH.

        8.1 Landlord shall construct and finish the interior of the Premises pursuant to the tenant finish allowance, attached hereto as Exhibit "B", and the plans and specifications mutually approved in writing by Landlord and Tenant, attached hereto as Exhibit "C". Any work in addition to any of the items specifically enumerated in the plans and specifications shall be performed by Tenant at Tenant's cost and expense. Any equipment or work other than those items specifically enumerated in the plans and specifications which Landlord installs or constructs on the Premises on Premises on Tenant's behalf shall be paid for by Tenant within fifteen (15) days after receipt of a statement thereof at cost. Any additional work requested by Tenant shall be commenced only if approved by written change orders signed by both Landlord and Tenant.

POSSESSION.

        9.1 If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant on or before the commencement date set forth in
Article 2, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom. In such event, the rent as set forth herein shall not commence until possession of the Premises is made available to Tenant. If the Premises are ready for occupancy prior to the commencement date set forth in Article 2, and Tenant takes early occupancy, the term of the lease shall commence on such occupancy date and shall continue through the ending date set forth in Article 2, and Tenant shall pay rental for such early period of occupancy at a rate proportionate to the rental reserved herein during the first year of the Lease.

        9.2 Possession of the Premises shall be deemed delivered when tendered for occupancy and the tenant improvements agreed to between Landlord and Tenant have been substantially and reasonably approved by Tenant completed. Tenant agrees to take possession upon substantial completion. If only minor or unsubstantial details of construction, decoration, or mechanical adjustments remain to be completed on the Premises, then the commencement of the term of the Lease shall not be delayed and the payment of rent under the Lease will commence on the commencement date set forth in the Lease regardless of any contrary provisions of the Lease. If a delay in substantial completion shall be due to special work, changes, alterations, or additions to the Premises required by or made by Tenant; or if such delay is due to Tenant's delay or default in submitting plans, supplying information, approving plans or specifications, or authorizing changes or otherwise; or if such delay is caused by any other delay or default of Tenant, then the Premises shall be deemed substantially complete and ready for occupancy on the commencement date.

ACCEPTANCE OF PREMISES.

        10.1 By occupying the Premises, Tenant accepts the same and acknowledges that the Premises are in the condition called for hereunder, unless Tenant furnishes Landlord with a notice in writing specifying any defect in the Premises within ten (10) days after taking possession thereof.

USE.

        11.1 Tenant will occupy the Premises for general office use and for no other purpose. Tenant will not use or permit in the premises anything that will increase the rate of fire insurance thereon or which would prevent Landlord from obtaining reduced rates for long term insurance policies, or maintain anything that may be dangerous to life or limb, or in any manner, deface, injure or commit waste in, on, or about said Building or any portion thereof, or overload the floors, or permit any objectionable noise or odor to escape or be emitted from said Premises, or permit anything to be done upon the Premises in any way tending to create a nuisance or to disturb any other tenants of the Building, or to injure the reputation of the Building or to use or permit the use of the Premises for lodging or sleeping purposes, or for any immoral or illegal purposes. Tenant will comply, at Tenant's own cost and expense, with all

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orders, notices, regulations, or requirements of any municipality, state or other governmental authority respecting the use of the Premises.

SERVICES.

        12.1 Landlord shall furnish elevator service, adequate water, climate control and janitorial services during normal business hours as set forth in the rules and regulations attached hereto as Exhibit "D". Such climate control shall be furnished in accordance with said rules and regulations. The business hours may be changed to other reasonable hours as solely prescribed by any applicable policies or regulations adopted by any utility or governmental agency. In no event shall hours be less than 8 a.m. to 6 p.m. daily Monday through Friday excluding holidays, weekends and other times upon reasonable notice by Tenant. Landlord shall not be liable for the stoppage or interruption of any said services or utilities caused by riots, strikes, labor disputes, accidents, necessary repairs or any conditions beyond Landlord's control. Landlord shall reasonably determine as to the amount and kind of services and utilities to be provided under the provisions hereof, and any additional services or utilities required by Tenant shall be at Tenant's sole cost and expense. Tenant agrees not to connect to or alter any utilities or equipment provided by Landlord without obtaining Landlord's prior written consent.

USE OF ELECTRICITY.

        13.1 Tenant's use of electricity in the Premises shall be for the operation of building standard lighting, electrical fixtures, typewriters, personal computers and other small office machines and lamps and shall not at any time exceed the capacity of any of the electrical conductors and equipment in or serving the Premises.

        13.2 In order to ensure that such capacity is not exceeded and to avert possible adverse effect on the Building's electrical service, Tenant shall not, without Landlord's prior written consent in each instance, connect any additional fixtures, appliance or equipment (other than normal office electrical fixtures and copying machinery, lamps, typewriters, and similar small office machines) to the Building's electric system of the Premises existing at the commencement of the term hereof. If Landlord grants such consent, the cost of all additional risers and other equipment required therefore shall be paid as additional rent by Tenant to Landlord upon demand. Furthermore, Tenant shall pay on demand as additional rent to Landlord the cost of any electric current or other energy used and consumed by Tenant for any other purpose, including, without limitation, the operation of heavy duty accounting equipment, copy equipment and computer equipment.

        13.3 Tenant shall pay as additional rent, on demand, the cost of any metering which may be required by Landlord to measure any excess usage of electricity, water or other utility or energy.

ALTERATIONS.

        14.1 Tenant will make no alterations in, or additions to, the Premises without obtaining the prior written consent of Landlord. Landlord may impose such conditions on its consent as Landlord deems appropriate.

TENANT REPAIR.

        15.1 If any of the elevators, or other apparatus, or elements of the Building used for the purpose of climate control or operating the elevators, or if the water pipes, drainage pipes, electric lighting or the room or outside walls of the Building or parking facilities of Landlord become damaged or destroyed through the negligence, carelessness or misuse of Tenant, its agents, employees, or anyone permitted by Tenant to be in the Building, then the cost of the necessary repairs, replacements or alterations shall be borne by Tenant, who shall pay the same on demand to Landlord as Additional Rent.

        15.2 Tenant shall keep the Premises in as good order, condition and repair as when they were entered upon, loss by fire (unless caused by the negligence of Tenant, its agents, employees or invitees), accident or ordinary wear and tear excepted. If Tenant fails to keep the Premises in such good order, condition and repair as required hereunder to the reasonable satisfaction of Landlord, as soon as reasonably possible after written demand, Landlord may restore the Premises to such good order and condition and make such repairs without liability to Landlord and upon completion thereof, Tenant shall pay to Landlord, as additional rent, upon demand, the cost of restoring the Premises to such good order and condition as the making of such repairs.

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TRADE AND OTHER FIXTURES.

        16.1 Any and all installations, alterations, changes, additions, partitions, fixtures, or improvements to the Premises, other than Tenant's trade fixtures, including, but not limiting the generality of the foregoing, all fixtures, lighting fixtures, cooling equipment, built-ins, partitions, wall coverings, tile, linoleum and power wiring shall be the property of the Landlord upon any termination of this Lease. Notwithstanding anything herein contained, Landlord shall be under no obligation to repair, maintain, or insure such installation, changes, alterations, additions, partitions, fixtures, or improvements made or installed by or on behalf of Tenant. Upon termination of the Lease, or within thirty (30) days thereof, Landlord, at its sole discretion, may remove all installations or alterations made by or on behalf of Tenant pursuant to this Article and Landlord may elect to have the Premises restored to their original condition, ordinary wear and tear expected. Tenant agrees to pay to Landlord all costs and expenses of such removal and restorations within five (5) days of receipt from Landlord of notice of said expenses or costs incurred. The obligation to pay such expenses or costs shall survive the termination of the Lease.

LIEN PROTECTION.

        17.1 Tenant agrees that at no time during the term of this Lease will Tenant permit a lien or encumbrance of any kind or nature to come into existence against the Premises or the Building. If at any time a lien or encumbrance is filed against the Premises, Tenant agrees it will deposit with Landlord in cash an amount equal to one hundred fifty percent (150%) of the amount of the lien and shall leave the same on deposit with Landlord until said lien is discharged. Landlord shall have the option, but not the responsibility, to satisfy any such lien or encumbrance, and if Landlord pays any such lien or encumbrance, Tenant shall pay to Landlord as Additional Rent, the amount of such payment on the next following day when monthly installments of rent are due hereunder. If Landlord satisfies any such lien or encumbrance, it may make such payment without inquiry into the accuracy of the amount of such lien or encumbrance or the validity of the lien or encumbrance.

INSURANCE.

        18.1 In addition to Tenant's obligation to pay its Pro Rata Share of the cost of insurance pursuant to Article 6 hereof, Tenant shall pay all premiums due in connection with the insurance Tenant is required to carry under the terms of this Lease and shall furnish Landlord with copies of Certificate of Insurance evidencing the payment thereof. All such policies shall be written with companies satisfactory to Landlord and authorized to do business in the State of Colorado. Landlord shall not unreasonably withhold its consent to the placement of insurance with companies proposed by Tenant, so long as the proposed companies have a rating of at least B XIII in the "Best's Key Rating Guide".

        18.2 During the term of this Lease, Tenant shall keep the Premises insured for the protection of Landlord and Landlord's assignees who shall be so named as additional insured in any such policies, by maintaining bodily injury and property damage insurance including blanket contractual liability broad form property damage, personal injury, completed operations products commercial general liability form. Such insurance shall be written on a combined single limit basis in an amount of not less than One Million Dollars ($1,000,000.00) and such higher limits as the Landlord may reasonably require from time to time. Tenant shall maintain, at its sole cost and expense, any other form or forms of insurance in amounts and for such risks as Landlord may reasonably require from time to time including but not limited to, insurance for the full replacement cost of Tenant's personal property and fixtures located on the Premises on an open perils basis insuring against "all risks of direct physical loss." Workman's Compensation Insurance as required by statute including employer's liability insurance in the limits of $100,000/$500,000/$100,000. All policies of insurance required shall name Landlord as additional insured and Tenant as insureds and provide that the proceeds of such insurance shall be payable to Landlord and Tenant, as their interests may appear. Tenant shall deliver to Landlord not more than thirty (30) days after execution of this Lease and thereafter at least thirty (30) days prior to expiration of such policy, Certificates of Insurance evidencing the above coverage which shall expressly provide that at least thirty (30) days prior written notice shall be given to Landlord in the event of a material alteration or cancellation of the coverage.

        18.3 If Tenant shall at any time fail, neglect, or refuse to provide and maintain such insurance, Landlord shall have the option, but shall not be required, to pay for such insurance and any amounts paid therefore by Landlord shall be deemed additional rent due Landlord and shall be paid by Tenant to Landlord at the next rental payment date after any such payment, with interest thereon at the rate of eighteen percent (18%) per annum at the time that such insurance is obtained.

        18.4 Tenant agrees to pay any increase in premiums of insurance carried by Landlord if, in the reasonable determination of Landlord, such increase is reasonably and directly related or caused by Tenant's use of the Premises.

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WAIVER OF SUBROGATION.

        19.1 The parties shall obtain from their respective property insurance carriers Waivers of Subrogation against the other party, agents, employees, and, as to Tenant, invitees. Neither party shall be liable to the other for any loss or damage caused by fire or any of the risks enumerated in the standard fire insurance policy with an extended coverage endorsement if such insurance was obtainable at the time of such loss or damage.

CASUALTY DAMAGE.

        20.1 In the event of fire or other casualty, against which Landlord is insured, and which is not caused by the negligence of Tenant, Base Rent shall abate in the proportion that the unusable portion of the Premises as reasonably determined by Landlord is to the total area of the Premises until the Premises are rebuilt, and upon receipt by Landlord of such insurance proceeds, Landlord agrees that it will with reasonable diligence repair the Premises, unless Tenant is obligated to repair under the terms hereof, or unless this Lease is terminated as hereinafter provided, subject to the provisions of Article 20.2 and 20.3.

        20.2 If the Premises are damaged or destroyed by any cause whatsoever, and if, in the reasonable opinion of Landlord, the Premises cannot be rebuilt or made fit for the purposes of Tenant within one hundred twenty (120) days of the damage or destruction, Tenant at its option may terminate this Lease upon 30 days notice, or Landlord, instead of rebuilding or making the Premises fit for Tenant, may at its option terminate this Lease by giving Tenant within sixty (60) days after such damage and destruction, notice of termination, and thereupon rent and any other payments for which Tenant is liable under this Lease shall be apportioned and paid to the date of such damage and Tenant shall immediately deliver up possession of the Premises to Landlord provided, however, that those provisions of this Lease which are designated to cover matters of terminations and thereafter, shall survive the termination hereof.

        20.3 Irrespective of whether the Premises are damaged or destroyed, in the event that fifty percent (50%) or more of the area in the Building is damaged or destroyed by any cause whatsoever, and if, in the reasonable opinion of Landlord, the said area cannot be rebuilt or made fit for the purpose of the tenants of such space within one hundred eighty (180) days after the damage or destruction, Tenant at its option may terminate this Lease upon 30 days notice, or Landlord may at its option terminate this Lease by giving to Tenant within sixty (60) days after such damage, notice of termination requiring it to vacate the Premises sixty (60) days after delivery of the notice of termination and thereupon rent and any other payments shall be apportioned and paid to the date on which possession is relinquished and Tenant shall deliver up possession of the Premises to Landlord in accordance with such notice or termination.

EMINENT DOMAIN.

        21.1 If the Premises or a substantial part thereof, shall be taken in eminent domain, or conveyed under threat of condemnation proceedings, then this Lease shall forthwith terminate and end upon the taking hereof as if the original term provided in said Lease expired at the time of such taking. If only such part or portion of the Premises is taken which would not substantially and materially interfere with or adversely affect the business of the Tenant conducted at the Premises, then Landlord, at Landlord's option to be exercised in writing within thirty (30) days of the taking thereof, may repair, rebuild or restore the Premises, and this Lease shall continue in effect. If, however, because of such taking, the Premises should be rendered untenantable or partially untenantable, then the rent, or a portion thereof, shall abate until the Premises shall have been restored.

        21.2 In the event that an award is made for taking of such property and parcels of the Premises or the Building in condemnation proceedings, Landlord shall be entitled to receive and retain the amounts awarded or paid for such taking or conveyance; provided, however, that Tenant shall be entitled to receive and retain such amounts as are specifically awarded to it in such proceedings because of the taking of its furniture, or fixtures, and its leasehold improvements which have not become a part of the realty. It is understood and agreed that any amounts specifically awarded in any such taking for the damage to the business of Tenant, done on the Premises and awarded to it as a result of interference with the access to the Premises or for any other damage to said business and trade done at the Premises shall be the property of Tenant, provided said award does not reduce the award to Landlord.

        21.3 It is understood and agreed that in the event of the termination of this Lease as provided under this paragraph, Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease and no right or claim to any part of the award made on account thereof.

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INDEMNIFICATION AND WAIVER OF CERTAIN CLAIMS.

        22.1 Tenant hereby agrees to indemnify and hold harmless Landlord, its subsidiaries, Directors, Officers, Agents, Attorneys and Employees from and against any and all damage, loss, liability, or expense including, but not limited to, attorney's fees and legal costs suffered by same directly or by reason of any claim, suit or judgement brought by or in favor of any person or persons for damage, loss, or expense due to, but not limited to, bodily injury, including death resulting anytime therefrom, and property damage sustained by such person or persons which arises out of, is occasioned by, or is in any way attributable to the use or occupancy of the Premises and adjacent areas by Tenant, the acts or omissions of Tenant, its agents, employees or any contractors brought onto the Premises by Tenant, except that caused by sole negligence of Landlord or its employees and agents. Such loss or damage shall include, but not be limited to, any injury or damage to Landlord's personnel (including death resulting anytime therefrom) or real or personal property. Tenant agrees that the obligations assumed herein shall survive this Lease.

        22.2 Landlord shall not be liable for any damage or injury including business interruption, either proximate or remote, occurring through or caused by the carelessness, negligence or improper conduct on the part of any co-Tenant or anyone other than Landlord, or for any damage to person or property resulting from any condition of the Premises or other cause including, but not limited to damage occasioned by defective electric wiring, breaking or stoppage of plumbing or sewer, whether said breakage or stoppage resulted from freezing or otherwise, not resulting from the negligence of Landlord. Tenant shall give Landlord prompt notice of any defects in the Premises, except that which results from Landlord's negligence.

RIGHT OF ENTRY.

        23.1 Landlord may, upon reasonable prior notice to Tenant, exhibit the Premises to prospective tenants during the last twelve (12) months of the term, and to any prospective purchaser, mortgagee, or assignee of any mortgage on the property and to others having a legitimate interest at any time in the event of an emergency, and otherwise at reasonable times, to take any and all measures, including inspections, repairs, alterations, additions and improvements to the Premises or the Building, as may be necessary or desirable for the safety, protection, or the preservation of the Premises of the Building of the Landlord's possessive interest therein, or as may be necessary or desirable in the operation or improvement of the Building or in order to comply with all laws, orders, and requirements of governmental or other authority. Tenant, pursuant to this Article 23, hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, occupancy or quiet enjoyment of the Premises.

SURRENDER OF PREMISES.

        24.1 Tenant agrees to deliver, at the expiration of the Term hereof, or earlier termination, the Premises in good repair and in a state of broom cleanliness, subject to ordinary wear and tear.

DEFAULT BY TENANT.

        25.1 The occurrence of any one or more of the following events shall constitute a breach of the Lease and default by Tenant;

        25.2 Failure by Tenant to pay when due any payment of rent, taxes, or any other sum required to be paid by Tenant hereunder and such failure to pay continues for a period of five (5) days from the date that such sum became due and payable;

        25.3 Vacation or abandonment of the Premises without the prior written consent of Landlord;

        25.4 Failure of Tenant to perform any one or more of its covenants and agreements under this Lease within ten (10) days after written notice to Tenant specifying the duties or covenants Tenant has failed to perform; provided, however, that Tenant shall not be deemed to be in default under this Article if Tenant shall, within said ten-day period, commence the cure of such default and diligently prosecute the same to completion.

        25.5 If Tenant or any guarantor of Tenant's obligations under this Lease shall file a voluntary petition in bankruptcy or shall be adjudicated bankrupt or insolvent; or shall take the benefit of any relevant legislation that may be enforced for bankrupt or insolvent debtors; or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for statute, law, or regulation; or if any proceeding shall be taken by Tenant or any Guarantor hereof under and relevant bankruptcy act in force in any jurisdiction available to Tenant or any Guarantor; or if Tenant or any Guarantor hereof shall seek, consent, or acquiesce in the

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appointment of any trustee, receiver or liquidator of Tenant or any Guarantor of all or any substantial part of his properties or of the Premises, or shall make any general assignment for the benefit of creditors; or if petition shall be filed against Tenant or any Guarantor seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal, state or other statute, law or regulation and shall remain undismissed for an aggregate of sixty (60) days; or if any trustee, receiver, or liquidator of Tenant or any Guarantor hereof or of all or any substantial part of its properties or of the Premises shall be appointed without the consent of acquiescence of Tenant or any Guarantor and such appointment shall remain unvacated for an aggregate of sixty (60) days.

REMEDIES TO LANDLORD.

        26.1 All rights and remedies of Landlord enumerated herein shall be cumulative, and none shall exclude any other right or remedy allowed by law. In addition to other remedies in this Lease provided, the Landlord shall be entitled to the restraint by injunction of the violation or attempted violation of any of the covenants, agreements, or conditions of this Lease.

        26.2 Landlord shall have the right, as its election, in the event of default by Tenant and upon giving prior written notice if required in Article
25.3 herein, to:

             26.2.1 Institute suit against Tenant to collect each installment of rent or other sum as it becomes due or to enforce any obligation under this Lease;

             26.2.2 Re-enter and take possession of the Premises and all personal property therein and remove Tenant and Tenant's agents and employees therefrom, and either (i) terminate this Lease and sue Tenant for damages or breach and default under the Lease; or (ii) without terminating the Lease, relet, assign, or sublet the Premises and personal property as the agent and for the account of Tenant in the name of Tenant or otherwise on such terms and conditions and for such rent as Landlord may deem best, and collect (a) the rent therefrom, provided Landlord shall, in no way, be responsible or liable for any failure to collect any rent due upon any such re-letting, and (b) an amount equal to the then present value of the Base Rent and Additional Rent provided in this Lease for the remainder of the Lease term, less the present rental value of the Premises for the remainder of the term. In so acting, Landlord shall not be deemed to have trespassed in any manner, nor shall Landlord's actions be construed to be a waiver or relinquishment of any of Landlords rights or remedies. In this event, the rents received on any such re-letting shall be applied first to the expenses of re-letting and collecting including, without limitation, all repossession costs, attorney's fees, court costs, broker's commissions, alteration costs, and expenses of preparing the Premises for re-letting, and thereafter for payment of the rent and any other amounts payable to Tenant to Landlord. If the sum realized shall not be sufficient to pay such rent and other charges, Tenant agrees to pay Landlord within five (5) days after demand any such deficiency as it accrues.

        26.3 In the event Landlord elects to re-enter or take possession of the Premises, Tenant agrees to quit and peaceably surrender the Premises to Landlord, and Landlord may enter upon and re-enter the Premises and possess and repossess itself thereof, by force, summary proceedings, ejectment or otherwise, and may dispossess and remove Tenant and may have, hold, and enjoy the Premises and the right to receive all rental income of and from the same. No such re-entry and taking of possession by Landlord shall be construed as an election on Landlord's part to terminate or surrender this Lease unless Landlord gives notice to Tenant specifically terminating the Lease, unless a written notice of such intention is served on Tenant, notwithstanding the service of Demand for the Payment of Rent and Possession, and Landlord and Tenant expressly agree that the service of posting of such demand will not constitute an election on the part of the Landlord to terminate this Lease.

        26.4 If Landlord elects to terminate this Lease in accordance with the provisions herein, Landlord shall be entitled to recover as damages attorneys' fees and costs, the cost of removing Tenant, all costs of refurbishing and repairing the Premises for re-letting, all sums due Landlord by Tenant.

LANDLORD'S RIGHT TO CURE TENANT'S DEFAULT.

        27.1 If Tenant shall default in the performance of any covenant or provision of this Lease to be performed on Tenant's part, Landlord may, after fifteen (15) days written notice to Tenant, or without notice if in Landlord's option an emergency exists, perform the same for the account and at the expense of Tenant. If Landlord shall incur any expense, including reasonable attorney's fees, in instituting, prosecuting, or defending any action of Tenant, Tenant shall reimburse Landlord for the amount of such expense with interest at the rate of eighteen percent (18%) per annum from the date of Landlord's advance or advances therefore. Should Tenant, pursuant to this Lease, become obligated to reimburse or otherwise pay Landlord one or more sums of money pursuant to this Article 27, the amount thereof shall by paid by Tenant to Landlord within two (2) days of Landlord's written demand thereof, and if Tenant fails to make such payment, such failure shall be deemed an event of default as set forth is Article 25 hereof. The provisions hereof shall survive the termination of this Lease. The provisions hereof shall neither impose a duty on Landlord nor excuse any failure on Tenant's part to perform or observe any covenant or condition in this Lease contained on Tenant's part to be performed or observed.

ASSIGNMENT AND SUBLEASE.

        28.1 Tenant shall not voluntarily or by operation of law assign, license, transfer, mortgage or otherwise transfer or encumber all or any part of Tenant's interest in this Lease or in the Premises, shall not sell or otherwise transfer more than 50% or the value of the assets of Tenant, and shall not sublet or license all or any part of the Premises, without the prior written consent of Landlord such consent shall not be unreasonably withheld in each instance, and any attempted assignment, sale, transfer, mortgage, encumbrance or subletting without such consent shall be wholly void. Without in any way limiting Landlord's right to refuse to give consent for any other reason or reasons, Landlord reserves the right to refuse to give such consent if in Landlord's reasonable discretion and opinion the quality of business operation of the Building is or may be in any way adversely affected during the term of the Lease.

        28.2 No subletting or assignment, even with the consent of Landlord, shall relieve Tenant of its obligation to pay the Base Rent and Additional Rent and to perform all of the other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any subletting, assignment, or other transfer. Consent to one assignment, subletting or other transfer shall not be deemed to constitute consent to any subsequent assignment, subletting or other transfer.

SUBORDINATION, ESTOPPEL LETTER AND ATTORNMENT.

        29.1 This Lease is subject and subordinate to all first mortgages or first deeds of trust which now or hereafter may affect the Premises or the building, and Tenant shall execute and deliver upon demand of Landlord any and all instruments subordinating this Lease, in the manner requested by Landlord, to any new or existing mortgage or deed of trust. In the event that Tenant's interest is subordinated, said mortgagee shall agree that it shall not disturb Tenant's possession, provided that Tenant is not in default under the terms and condition of this Lease. Further, Tenant shall at any time and from time to time, upon not less than five (5) days' prior written notice from Landlord, execute, acknowledge, and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect) and the dates to which rent and other charges are paid in advance, in any, and acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord hereunder, or specifying such defaults, if any are claimed, and certifying as to such other matters Landlord may reasonably request.

        29.2 In the event that Landlord or its principal sells, conveys, transfers or grants the Building or the Premises to any person, firm, corporation, company, or entity during the term hereby demised, Tenant agrees to attorn to such new owner, and Landlord and its principal shall be released from performance hereunder.

QUIET ENJOYMENT.

        30.1 So long as the Tenant shall observe and perform the covenants and agreements binding on it hereunder, the Tenant shall, at all times during the term herein granted, peacefully and quietly have and enjoy possession of the Premises without any encumbrance or hindrance by, from, or through Landlord.

        30.2 To the best of Landlord's knowledge, Suites 200 and 310 (totaling 7,992 rsf) meet building codes. Tenant warrants that the remaining Premises (Suites 210 and 100 totaling 19,283 rsf) meet building codes. The Landlord shall not require the Tenant to provide additional funds to meet any building code or federal requirements other than those provided for in Paragraph 6.1.

HOLDING OVER.

        31.1 Unless otherwise agreed to in writing by Landlord and Tenant, if Tenant retains possession of the Premises or any part thereof after the termination of the term, such holding over shall be deemed to be tenancy from month-to-month at a monthly rental equal to one hundred fifty percent (150%) of the monthly installment of Base Rent due under the terms of the Lease from the month next preceding the commencement of the holdover period, and Tenant shall remain liable for all other payments provided for hereunder, and such holding over shall be subject to all of the other terms and conditions of the Lease. In addition to rent, Tenant agrees to pay the Landlord for all damages, consequential as well as direct, sustained by Landlord resulting or arising from tenant's possession. No such holding over shall be deemed to constitute a renewal or extension of the term of the Lease.

        32.1  Intentionally omitted.

NOTICES.

        33.1 Any notice required or permitted hereunder or which any part elects to give shall be in writing and delivered either personally to the other party or the other party's authorized agent set forth below (or as changed by written notice), or by depositing such notice in the United States Certified Mail, Return Receipt Requested, postage fully prepaid, to the person at the address set forth below, or to such other address as either party may later designate in writing:

        Landlord:       Sheridan Realty Partners, L.P.
                        1800 Glenarm Place, Suite 200
                        Denver, CO 80202

        Tenant:         Abacus Direct
                        8774 Yates Drive, Suite 200
                        Westminster, CO 80030

DEFINITION OF LANDLORD.

        34.1 The term "Landlord" as used in this Lease, so far as covenants or agreements on the part of the Landlord are concerned, shall be limited to mean and include only the owner or owners of the Landlord's interest in this Lease at the time in question, and in the event of any transfer or transfers of such interest, the Landlord herein named (and in case of any subsequent transfer, then transferor) shall be automatically freed and relieved from and after the date of such transfer of all liability as respects the performance of any covenants or agreements on the part of the Landlord contained in this Lease thereafter to be performed.

WAIVER.

        35.1 No waiver or any breach of any one of the agreements, terms, conditions, or covenants of this Lease by Landlord or Tenant shall be deemed to imply or constitute a waiver of any other agreement, term, condition, or covenant of this Lease. The failure of either party to insist on strict performance of any agreement, term, condition, or covenant, herein set forth, shall not constitute or be construed as a waiver of the rights of either or of the other thereafter to enforce any other default of such agreement, term, condition, or covenant; neither shall such failure to insist upon strict performance be deemed sufficient grounds to enable either party hereto to forego or subvert or otherwise disregard any other agreement term, condition, or covenant of the Lease.

SUCCESSOR.

        36.1 All of the agreements, terms, conditions, and covenants set forth in this Lease shall inure to the benefit of and be binding upon the heirs legal representatives, successors, executors, and assigns of the parties, except that no assignment or subletting by Tenant in violation of the provisions of this Lease shall vest any rights in the assignee or in

CORPORATE RESOLUTION.

        37.1 If a corporation executes this Lease as a Tenant, Tenant shall promptly provide Landlord with certified corporate resolutions attesting to the authority of the officers to execute this Lease on behalf of such corporation.

ENFORCEMENT OF LEASE - ATTORNEY'S FEES.

        38.1 In the event that either Landlord or Tenant commences any action for the enforcement of or arising out of a breach of the terms of this Lease, then the party who is awarded judgment in such action shall be awarded, in addition to any other award made thereof, an amount to be fixed by the Court for court costs and reasonable attorney's fees.

INVALIDITY OF PARTICULAR PROVISIONS.

        39.1 If any clause or provision of this Lease is or becomes illegal, invalid, or unenforceable because of present or future laws or any rule, decision, or regulation of any governmental body or entity, the intention of the parties hereto is that the remaining parts or provisions of this Lease shall not be affected thereby.

ARTICLE HEADINGS.

        40.1 The article headings throughout this Lease are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction, or meanings of the provisions of this Lease.

GOVERNING LAW.

        41.1 This Lease shall be deemed to have been made and shall be construed in accordance with the laws of the State of Colorado.

TIME.

        42.1 Time is of the essence of this Agreement.

RECORDING OF LEASE.

        43.1 This lease shall not be recorded by either Landlord or Tenant without the prior written consent of the other.

EXCULPATION.

        44.1 Not withstanding anything to the contrary contained herein, Landlord's liability under this Lease shall be limited strictly to its interest in the Building.

RULES AND REGULATIONS.

        45.1 Tenant agrees that Tenant, Tenant's employees and agents or any other permitted by Tenant to occupy or enter the Premises shall abide by the rules and regulations attached hereto as Exhibit "D" and made a part hereof. Landlord shall have the right to amend, modify or change in any way the rules and regulations provided that said amendments are not inconsistent with the terms of this Lease, and Tenant agrees to comply with all such rules and regulations upon notice from Landlord thereof. A breach of any of such Rules and Regulations shall be deemed a default under the Lease and Landlord shall have all remedies as set forth in Article 26.

PARKING.

        46.1 Tenant and its employees and invitees shall have the non-exclusive privilege to use non-reserved parking spaces in common with other tenants of Landlord pursuant to the rules and regulations relating to parking adopted by Landlord from time to time. Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord and other tenants in its discretion to determine whether parking facilities are becoming crowded and, in such event, to allocate specific parking spaces among Tenant and other tenants or to take my other steps necessary to correct such condition.

SIGNS.

        47.1 Tenant shall not install any signs, window lettering or other advertisement in, upon or around the Premises without the prior written approval of Landlord. Landlord shall have absolute discretion in approving or disapproving any proposed sign. Tenant shall have the right to the existing line on the building lobby directory, which the landlord shall provide.

BROKERS.

        48.1 Tenant represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction and that no broker, agent or other person brought this transaction other than Sheridan Properties, L.L.C. and Tenant agrees to indemnify and hold Landlord harmless from and against any claims by any broker, agent, or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regards to this Leasing transaction. The provision of this Article shall survive the termination of the Lease.

ENTIRE AGREEMENT.

        49.1 The within Lease constitutes the entire agreement of the parties hereto. No representations, promises, terms, conditions, obligations or warranties whatsoever referring to the subject matters hereof, other than those expressly set forth herein, shall be of any binding legal force or effect whatsoever. No modification, change, or alteration of this Lease shall be any legal force or effect whatsoever unless in writing, signed by all parties hereto.

ATTACHMENTS.

        Addendum
        Exhibit A - Legal Description and Premises
        Exhibit B - Tenant Finish Allowance
        Exhibit C - Plans and Specifications
        Exhibit D - Rules and Regulations
        Exhibit E - Right of First Refusal
        Exhibit F - Option to Extend
        Exhibit G - Option to Renew
        Exhibit H - Signage

In witness whereof, the Parties hereto execute this Lease the day and year first above written.

                                LANDLORD:

                                Sheridan Realty Partners, L.P.
                                By: Sheridan Realty Corp., General Partner

                                By:    /s/ LAURIE M. ADAMS
                                    ------------------------------------------
                                    Laurie M. Adams

                                Title:          Vice President

                                Address: 1800 Glenarm Place, Suite 1200 Denver, CO 80202

                                TENANT:

                                Abacus Direct

                                By:            /s/ KARL FRIEDMAN
                                   -------------------------------------------

                                Title:          Senior V.P. Finance
                                      ----------------------------------------
                                Address:        8774 Yates Drive, Suite 200
                                                Westminster, CO 80030

                                   EXHIBIT A

                               Legal Description

Lot 4,
Block 1,
First Amended Plat of SHERIDAN PARK, Filing #4,
County of Adams,
State of Colorado.

                                      1st
                                   FLOOR PLAN


                                  [BLUEPRINT]

                                   EXHIBIT A

                               Legal Description

Lot 4,
Block 1,
First Amended Plat of SHERIDAN PARK, Filing #4,
County of Adams,
State of Colorado.

                                      2nd
                                   FLOOR PLAN


                                  [BLUEPRINT]

                                   EXHIBIT A

                               Legal Description

Lot 4,
Block 1,
First Amended Plat of SHERIDAN PARK, Filing #4,
County of Adams,
State of Colorado.

                                      3rd
                                   FLOOR PLAN


                                  [BLUEPRINT]

                                   EXHIBIT B

                            Tenant Finish Allowances

Landlord shall provide $28,000.00 towards Tenant's finish. Tenant has elected to apply this tenant finish as a rent reduction in the first year covering the period 1/1/91 through 9/30/97.

                                   EXHIBIT C

                            Plans and Specifications

                            Wall and door not added

                                  [BLUEPRINT]

                                   EXHIBIT D

                             Rules and Regulations



1. The sidewalks, entrances, halls and corridors of the Building shall be kept clear of debris and shall not be obstructed or used for storage or as a waiting or lounging place by Tenant, its agents, servants, employees, invitees licenses and visitors.

2. Landlord reserves the right to refuse admittance to the Building at any time other than between the hours of 7:00 a.m. through 6:00 p.m. Monday through Friday and Saturdays 8:00 a.m. through 1:00 p.m., except for holidays, to any person not producing both a key to the Leased Premises and/or a pass issued by Landlord. In case of invasion, riot, public excitement or other commotions, Landlord also reserves the right to prevent access to the Building during the continuance of same. Landlord shall in no case be liable for damages for the admission or exclusion of any person to or from the Building.

3. Landlord will furnish to each Tenant existing new keys to each door lock in the Leased Premises and existing building access cards, and Landlord may make a reasonable charge for any additional keys and/or access cards requested by Tenant. Tenant shall not alter any lock, or install new or additional locks or bolts, on any door without the prior written consent of Landlord. If a lock alteration or installment is made, the new lock must accept the master key for the building or Tenant must provide Landlord with duplicate pass keys for all such locks and bolts. Each Tenant, upon the expiration or termination of its tenancy, shall deliver to Landlord all keys and access cards in any such Tenant's possession for all locks and bolts to the building.

4. In order that the Building may be kept in a state of cleanliness, each Tenant shall during the term of each respective Lease, permit Landlord's employees (or Landlord's agent's employees) to take care of and clean the Leased Premises. No Tenant shall cause any unnecessary labor by reason of such Tenant's carelessness or indifference in the preservation of good order and cleanliness of the Leased Premises. Tenant will see that (a) the windows are closed, (b) the doors are securely locked, and
        (c) all water faucets and other utilities are shut off (so as to prevent waste or damage), each day after leaving the Leased Premises.
        In the event Tenant must dispose of crates, boxes, etc., which will not fit into office waste paper baskets, it will be the responsibility of Tenant to dispose of same.

5. Landlord reserves the right to prescribe the date, time, method, and conditions that any personal property, equipment, trade fixtures, merchandise and other similar items shall be delivered to or removed from the Building. No iron safe or other heavy or bulky object shall be delivered to or removed from the Building, except by experienced safe men, movers or riggers approved in writing by Landlord. All damage done to the Building by the delivery or removal of such items, or by reason of their presence in the Building, shall be paid to Landlord, upon demand, by Tenant, through or under whom such damage was done. There shall not be used in any space or in the public halls of the Building either by Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand-trucks, except those equipped with rubber tires.

6. The walls, partitions, skylights, windows, doors and transoms that reflect or admit light into passageways or into any other part of the Building shall not be covered or obstructed by any Tenant.

7. The toilet-rooms, toilets, urinals, wash bowls and water apparatus shall not be used for any purpose other than for those for which they were constructed or installed, and no sweeping, rubbish, chemicals or other unsuitable substances shall be thrown or placed therein. The expense of any breakage, stoppage or damage resulting from violations of this rule by Tenant or by Tenant's agents, servants, employees, invitees, licensees or visitors, shall be borne by Tenant.

8. No sign, name, place card advertisement, or notice visible from the exterior of any Leased Premises, shall be inscribed, painted or affixed by any tenant on any part of the Building or Project without the prior written approval of the Landlord. A directory containing the names of all tenants of the Building shall be provided by Landlord at an appropriate place on the first floor of the Building.

9. No signaling, telegraphic, or telephonic instruments of devices, shall be installed in connection with any Leased Premises without the prior written approval of Landlord. Such installations, and the boring or cutting for wires, shall be made at the sole cost and expense of Tenant and under the control and direction of Landlord, other than phone outlets normally provided by Landlord as part of the Lease. Landlord retains in all cases the right to require (a) the installation and use of such electrical projection devices that prevent the transmission of excessive currents of electricity into or through the Building, (b) the changing of the wires and of their installation and arrangements underground or otherwise as Landlord may direct, and (c) compliance on the part of all using or seeking access to such wires with such rules as Landlord may establish relating thereto. All such wires used by Tenant must be clearly tagged at the distribution boards and junction boxes and elsewhere in the Building, with the number of the Leased Premises to which said wires lead, the purpose for which said wires are used, and the name of the company operating same.

10. Tenant, its agents, servants, employees, shall not (a) go upon the roof of the Building, (b) use any additional method of heating or air conditioning in the Leased Premises, (c) sweep or throw any dirt or other substances from the Leased Premises into any of the halls or corridors of the Building, (d) bring in or keep in or about the Leased Premises any vehicles or animals of any kind, (e) install any radio or television antennae or any other device or item on the roof, exterior walls, windows or window sills of the Building, (f) place objects against glass partitions, doors or window which would be unsightly from the interior or exterior of the building, or (g) use any portion of the Leased Premises: (i) for the storage of merchandise for sale to the general public, (ii) for lodging or sleeping, (iii) for cooking (except that the use by any Tenant of Underwriter's Laboratory equipment for brewing coffee, tea and similar beverages for the use of by Tenant of a similarly approved microwave oven shall be permitted, provided that such use is in compliance with law), or (iv) for the selling or display of any goods, items or merchandise, either at wholesale or retail. Tenant, its agents, servants and employees, invitees, licensees, or visitors shall not permit the operation of any musical or sound producing instruments or device which may be heard outside the Leased Premises, Building or garage facility, or which may emit electrical waives which will impair radio or television broadcast or reception from or into the Building.

11. Tenant shall not store or use in any Leased Premises any (a) ether, naphtha, phosphorous, benzol, gasoline, benzine, petroleum, crude or refined earth or coal oils, flashlight power, kerosene or camphene, (b) any other flammable, combustible, explosive or illuminative fluid, gas or material of any kind, or (c) any other fluid, gas or material of any kind having an offensive odor.

12. No canvassing, soliciting, distribution of hand bills or other written material, or pedaling shall be permitted in the Building, Tenant shall cooperate with Landlord in prevention and elimination of same.

13. Tenant shall give Landlord prompt notice of all accidents to, or defects in, air conditioning equipment, plumbing, electrical facilities, or any part of the appurtenances of the Leased Premises.

14. If the Leased Premises demised to Tenant becomes infested with vermin, Tenant, at its sole cost and expense, shall cause the Leased Premises to be exterminated from time to time to the satisfaction of Landlord and shall employ such exterminators as shall be approved by Landlord.

15. The landscaped grounds adjacent to the Building shall be used for the enjoyment of Tenant, its agents, servants and employees, without restriction so long as such parties conduct themselves in a manner so as not to disturb, destroy, or litter said grounds. All parties using the grounds shall comply will all laws, ordinances, and rules and regulations of federal, state and local authorities.

16. Landlord reserves the right to allocate specific parking spaces among Tenant and other tenants, police the parking areas, and have vehicles towed at the owner's expense. If Tenant, its employees, contractors or invitees are deemed by Landlord to be contributing to overcrowding of the parking areas, Landlord shall be entitled to charge the portion of the cost thereof to Tenant which Landlord shall reasonably determine to be caused by the failure of Tenant, its employees, contractors, agents and invitees to use the parking in compliance with the Lease and these Rules and Regulations.

        Landlord may, at its own discretion, change the location and nature of the reserved and non-reserved parking spaces available to Tenant, its employees and invitees, provided that after such change, there shall be available to Tenant and its employees and invitees approximately the same number of spaces as available before the change, which spaces shall be approximately located in the Building.

17. Landlord reserves the right to make reasonable amendments, modifications, and additions to the rules and regulations heretofore set forth, and to make additional reasonable rules and regulations, as in Landlord's sole judgement may from time to time be needed for the safety, care, cleanliness, and preservation of good order of the Building.

                                  EXHIBIT E


                             RIGHT OF FIRST REFUSAL


Provided Tenant is not in default under any of the terms of this Lease, Tenant will have a Right of First Refusal on any unoccupied or unleased space in Sheridan Park 1. Should another party present an offer to lease to Landlord that would be acceptable to Landlord, Landlord will present said offer to Tenant. Tenant must respond to Landlord within three (3) business days of receipt of notice of Tenant's intent to exercise said Right of First Refusal. Should Tenant not respond within said three business days, Landlord will be free to lease the space to that party and the Right of First Refusal will automatically cancel if said other party signs a lease.

If Tenant doesn't exercise its Right of First Refusal at any time, it shall retain such right for any future options on that space subject to its Right of First Refusal, excluding renewals on existing tenants.

As of the date of this Lease, no other Right of First Refusal exists in the Building. Tenant's Right of First Refusal with this Lease is equal to or superior to Tenant's rights under the prior Lease dated January 20, 1992 and those rights will not be lessened (except as in the case of Tenant's default) during the term of this Lease and Options (if exercised).

                                  EXHIBIT F



                                OPTION TO EXTEND



Provided Tenant is not in default under any of the terms of this Lease. Tenant shall have a two (2) year option to extend this Lease at the Base Rent of $13.50/rsf plus an increase based on the Denver CPI increase from 6/30/96 to 6/30/99. All other terms and conditions of the Lease will remain the same.

                                  EXHIBIT G


                                OPTION TO RENEW


Provided Tenant is not in default under any of the terms of this Lease. Tenant shall have two (2) three (3) year Options to Renew at 90% of the then current market rates. To exercise this option Tenant must provide written notice to Landlord at lease six (6) months prior to the expiration of the current term.

                                  EXHIBIT H


                                    SIGNAGE


Tenant will be allowed Building Signage with Landlord's prior written approval at Tenant's sole cost and expense, subject to applicable Westminster codes. Tenant shall be responsible for repairing any damage to the building if the sign is removed.





















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